Exhibit 99.1

ZYMEWORKS INC.

(the “Company”)

Annual General Meeting of Shareholders

May 7, 2020

REPORT OF VOTING RESULTS

Section 11.3 of National Instrument 51-102 – Continuous Disclosure Obligations

Common Shares represented at the Meeting:	33,264,416
Total issued and outstanding Common Shares as at record date:	45,527,655
Percentage of issued and outstanding Common Shares represented:	73.06%

Business of the Meeting

1.	The Shareholders voted by way of ballot and the following nominees were elected as directors to serve until their successors are duly elected or appointed.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Hollings C. Renton	23,776,748	84.19%	4,465,185	15.81%
Lota Zoth	23,764,694	84.15%	4,477,239	15.85%

2.	The Shareholders voted on an advisory and non-binding basis by way of ballot and approved the compensation of the Company’s named executive officers.

Votes For	% Votes For	Votes Against	% Votes Against	Votes Abstaining	% Votes Abstaining
27,550,018	97.55%	266,013	0.94%	425,901	1.51%

3.

The Shareholders voted on an advisory and non-binding basis by way of ballot and selected every year as the preferred frequency of holding future advisory votes on the compensation of the Company’s named executive officers.

Votes For 1 Year	% Votes For 1 Year	Votes For 2 Years	% Votes For 2 Years	Votes For 3 Years	% Votes For 3 Years	Votes Abstaining	% Votes Abstaining
28,181,129	99.78%	38,694	0.14%	8,650	0.03%	13,458	0.05%

4.

The Shareholders voted by way of ballot and KPMG LLP, Chartered Professional Accountants, were reappointed as Auditors of the Company until the close of the next annual general meeting of Shareholders and the Directors were authorized to determine their remuneration.

Votes For	% Votes For	Votes Withheld	% Votes Withheld
32,999,576	99.20%	264,840	0.80%

The final scrutineer’s report is attached to this report as Exhibit A.

No other business was voted upon at the Meeting.

Dated: May 7, 2020

Exhibit A

Final Scrutineer’s Report

Please see attached.

ZYMEWORKS INC.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 7, 2020

FINAL SCRUTINEER’S REPORT

0	SHAREHOLDER IN PERSON, REPRESENTING	0	SHARES
158	SHAREHOLDERS BY PROXY, REPRESENTING	33,264,416	SHARES
158	TOTAL SHAREHOLDERS, HOLDING	33,264,416	SHARES
	TOTAL ISSUED AND OUTSTANDING AS AT RECORD DATE:	45,527,655
	PERCENTAGE OF OUTSTANDING SHARES REPRESENTED AT THE MEETING:	73.06%

/s/ Anita Basi
ANITA BASI
SCRUTINEER

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National instrument 54-101, in some cases Insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 7, 2020

REPORT ON PROXIES

MOTIONS	NUMBER OF SHARES					PERCENTAGE OF VOTES CAST
	FOR	AGAINST	WITHHELD/ ABSTAIN	SPOILED	NON VOTE	FOR	AGAINST	WITHHELD/ ABSTAIN
HOLLINGS C. RENTON	23,776,748	0	4,465,185	0	5,022,483	84.19%	0.00%	15.81%
LOTA ZOTH	23,764,694	0	4,477,239	0	5,022,483	84.15%	0.00%	15.85%
ADVISORY VOTE ON EXECUTIVE COMPENSATION	27,550,018	266,013	425,901	0	5,022,484	97.55%	0.94%	1.51%
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION — see attached
APPOINTMENT OF AUDITORS	32,999,576	0	264,840	0	0	99.20%	0.00%	0.80%

TOTAL SHAREHOLDERS VOTED BY PROXY:	158	/s/ Anita Basi
TOTAL SHARES ISSUED & OUTSTANDING:	45,527,655
TOTAL SHARES VOTED:	33,264,416	ANITA BASI
TOTAL % OF SHARES VOTED:	73.06%	SCRUTINEER

ZYMEWORKS INC.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 7, 2020

REPORT ON PROXIES

MOTION    ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

NUMBER OF SHARES						PERCENTAGE OF VOTES CAST
1 YEAR	2 YEARS	3 YEARS	WITHHELD/ ABSTAIN	SPOILED	NON VOTE	1 YEAR	2 YEARS	3 YEARS	WITHHELD/ ABSTAIN
28,181,129	38,694	8,650	13,458	0	5,022,485	99.78%	0.14%	0.03%	0.05%

ZYMEWORKS INC.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 7, 2020

REPORT ON BALLOT

MOTION #1

ELECTION OF DIRECTORS

We, the undersigned scrutineers, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

NAME	VOTES IN FAVOR	%	VOTES WITHHELD	%
HOLLINGS C. RENTON	23,776,748	84.19	4,465,185	15.81

LOTA ZOTH	23,764,694	84.15	4,477,239	15.85

/s/ Anita Basi
Anita Basi
Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the Intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 7, 2020

REPORT ON BALLOT

MOTION #2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We, the undersigned scrutineers, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	NUMBER OF VOTES
FOR the motion	27,550,018	97.55%

AGAINST the motion	266,013	0.94%

ABSTAIN from the motion	425,901	1.51%

Total	28,241,932

/s/ Anita Basi
Anita Basi
Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting Instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the Issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 7, 2020

REPORT ON BALLOT

MOTION #3

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

We, the undersigned scrutineers, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	NUMBER OF VOTES
1 YEAR	28,181,129	99.78%

2 YEARS	38,694	0.14%

3 YEARS	8,650	0.03%

ABSTAIN from the motion	13,458	0.05%

Total	28,241,931

/s/ Anita Basi
Anita Basi
Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting Instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare Is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting Instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting complied and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the Intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.

ZYMEWORKS INC.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

HELD ON MAY 7, 2020

REPORT ON BALLOT

MOTION #4

APPOINTMENT OF AUDITORS

We, the undersigned scrutineers, hereby report that the result of the vote by ballot with respect to the above matter is as follows:

	NUMBER OF VOTES
FOR the motion	32,999,576	99.20%

WITHHELD from the motion	264,840	0.80%

Total	33,264,416

/s/ Anita Basi
Anita Basi
Scrutineer

The figures reported by Computershare in its capacity as Scrutineer represent our tabulation of proxies returned to us by registered securityholders and, if Computershare has mailed voting instruction forms (VIFs) directly to non-objecting beneficial owners (NOBOs) on behalf of the issuer, VIFs returned directly to us by NOBOs, combined with cumulative reports of beneficial holder voting compiled and submitted by one or more third parties. As such, Computershare is only responsible for, and warrants the accuracy of our own tabulation of proxies and VIFs. Computershare is not responsible for and does not warrant the accuracy of the cumulative reports of beneficial holder voting submitted by any third party.

If Computershare has mailed voting instruction forms directly to NOBOs on behalf of the issuer, these have been distributed on the basis of electronic files received by Computershare from intermediaries or their agents. Although Computershare reconciles these records to the Form 54-101F4 Omnibus Proxy delivered to us as required under National Instrument 54-101, in some cases insufficient securities may be held within intermediary positions at The Canadian Depository for Securities, Limited as at record date to support all securities represented. In these cases, if the situation cannot be rectified, over voting rules are applied as directed by the Chair.

Upon receipt of any cumulative reports of beneficial holder voting compiled and submitted by one or more third parties, Computershare reviews the total votes received for each intermediary and reconciles the number to the position available to the intermediary on any omnibus proxy or supplemental omnibus proxy received. In the event the intermediary’s position is insufficient to allow for the tabulation of the entire vote, Computershare may, but shall not be required to, take steps to rectify the situation. In the event the situation is not rectified, over voting rules are applied as directed by the Chair.

Acting on the direction of the Chair of the meeting, Computershare may have included in our reports, the details of beneficial holders attending in person, whose ownership or previous voting status we cannot confirm or verify but whose identity may be supported by documentation, such as a VIF issued by a third party. In such cases, Computershare makes no warranty or representation as to the accuracy of the numbers included as a result of the direction from the Chair, and assumes no liability or responsibility whatsoever for their inclusion in our report as Scrutineer.